INVESTOR PRESENTATION August 2013 The Marshall — University of Minnesota

 Leading Student Housing Company  Strong and Consistent Fall 2013 Preleasing  Positive Supply and Demand Dynamics  Strong Company Growth Profile  High Quality Owned Portfolio  Significant Competitive Advantages  Substantial External Growth Opportunities  Balance Sheet Positioned for Growth Investment Highlights GrandMarc at The Corner, University of Virginia 2

 EdR is Second-Largest Company in the Industry  $1.7 billion Total Enterprise Value  47 wholly owned communities with over 26,800 beds  23 managed communities with nearly 12,000 beds (1)  5 developments for $192 million opened August 2013  9 active development projects (2): 2014 deliveries - $258 million 2015 deliveries - $101 million  Creating Value Through Growth Opportunities  ONE PlanSM on-campus developments  University of Kentucky  Other high quality universities  Off-campus developments  Extensive pipeline for acquisitions  Excellent Capital Structure  Strong and Consistent Core FFO per Share Growth  9% increase in 2012  12% to 21% increase in 2013, based on guidance (1) Includes 1 joint venture community also managed by the Company. (2) Project development costs represent the Company’s portion of the project costs for joint ventures and includes only company-owned projects that have been announced. Irish Row, Notre Dame Leading Student Housing Company The District on 5th, University of Arizona 3

Fall 2013 Preleasing Update 4 Projected Design Beds 2013 2012 Rate Increase Same-Communities - by Tier Prior Year Occupancy Below 95% (Tier 1) 12,236 88.1% 82.4% 0.6% Prior Year Occupancy 95% to 97.9% (Tier 2) 1,087 98.3% 91.8% 3.6% Prior Year Occupancy 98% and Above (Tier 3) 7,440 94.6% 99.2% 3.6% Total Same-Communities 20,763 90.9% 88.9% 2.0% Total New-Communities 6,059 92.0% Total 26,822 91.2% Same-Communities Recap Current Q2 Earnings 7/24/13 NAREIT 6/2/13 Q1 Earnings 4/21/13 Total Tier 1 & 3 1.8% 1.2% 1.0% 1.1% Tier 2 6.5% 13.2% 64.7% 57.2% Total Same-Communities 2.0% 1.8% 4.1% 3.5% (1) Prior periods have been restated to eliminate the impact of College Grove as the asset was sold in June 2013. Year Over Year Change - Recent Lease Updates (1) Preleasing as of August 13,

5 0 2 4 6 8 10 12 14 16 1970 1980 1990 2000 2010 2021 To ta l U nd er gr ad ua te E nr ol lm en t (M illi on s) Total Part-Time 11.5 6.6 12.8 7.8 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 1976 1991 2006 2021 Po st- Ba cc au lar ea te En ro llm en t (M illi on s) Total 2.9 3.5 College Students are Taking Longer to Graduate and Attending Graduate School (1) Increasing Percentage of High School Graduates Choosing to Attend College (1) Reasonable Near-term Supply of New Product • Decreased state appropriations limit ability for many universities to update their aging and obsolete on-campus housing • On-campus housing capacity as a percentage of undergraduate enrollment is decreasing Demand for Collegiate Housing • Increasing Enrollment – estimated at 1% annually through 2021 (1) − Echo Boom generation − Increasing percentage of high school graduates choosing to attend college − College students are taking longer to graduate − Surging student population is stressing on-campus housing capabilities of universities (2) • Tight state and college budgets drive need for public PPPs to replace, on-campus housing Positive Environment for Industry Growth Supply/Demand Dynamics Support Net Operating Income Growth (1) National Center for Education Statistics report titled “The Condition of Education 2012.” (2) National Multi Housing Council White Paper, May 2012.

Recent articles highlight 1.8% drop in total enrollment in 2012, However;  4-year universities with enrollment >10K were up 0.4% in 2012.  3-year average for 4-year universities is above the projected 1% overall annual growth.  Higher percentage of high school graduates going to college mutes projection of declining graduates. Positive Environment for Industry Growth 4-Year University Enrollment Growth Fall Enrollment Growth by Institution Type 6 Sources – National Student Clearinghouse Research Center report Fall 2012 and The National Center for Education Statistics IPEDS data base and report titled “The Condition of Education 2012.” -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Public Private For-Profit 2-Year All 1.6% 2.7% 14.8% 0.3% 2.3% 1.4% 3.3% -3.8% -1.6% 0.2% -0.6% 0.5% -7.2% -3.1% -1.8% E n ro llmen t G ro w th 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 4-Year Institutions - Enrollment >10K 2.8% 1.6% 0.4% 2010 2011 2012

EdR Focuses on Strong Stable Markets EdR Schools Have Strong Demand EdR Markets vs Average 7  Enrollment growth at universities EdR serves is stronger than the national average for 4-year public-private universities.  Underwrite the university before investing in a market.  Target universities with strong characteristics, including:  Enrollment over 10,000  High application to admission ratio.  Guard against supply and enrollment issues with most desired sites pedestrian to campus. Source: The National Center for Education Statistics IPEDS data base. EdR averages weighted by NOI exposure and includes proforma NOI on announced developments. 2.8% 2.1% 1.3% 2.8% 1.6% 0.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2010 2011 2012 EdR 4-Year Universities >10K Enrollment 1.60x 1.65x 1.70x 1.75x 1.80x 2010 2011 2012 1.68x 1.75x 1.80x Applicant to Admitted Ratio

High Quality Portfolio 2012 Average Enrollment Distance to Campus (1) 8  Median distance to campus 0.1 miles  Average distance to campus 0.5 miles  Average enrollment over 25,500  Average rental rate over $630 per bed  Average age 7.4 years (2) (1) Based on community NOI, includes announced developments. (2) As of August 2014, includes new developments delivering by fall 2014. On Campus 26% Pedestrian 38% 0.2 to 0.5 Miles 9% 0.6 to 1.0 Miles 1% 1.1 to 2.0 Miles 25% > 2.0 Miles 1% 25,943 20,139 - 5,000 10,000 15,000 20,000 25,000 30,000 EdR 4-Year Public- Private Graduate Undergraduate

Student Loans 9  40% of students graduating from 4 year public institutions have no student loan debt.  72% of students with loans owe less than $25,000 when they graduate.  Default rates have risen but are still below 10% and well below Department of Education thresholds. (40% annually and 25% over 3-year period.)  Exceedingly high default rates at for-profit universities are main factor in this increase. Source: Moody’s Investor Services January 16, 2013 report: “Industry Outlook: US Higher Education Outlook Negative in 2013.” 16.5% 5.9% 2.3% 1.9% 1.2% 43.1% 29.2% 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0.4 0.45 0.5 % S tu d e n ts Average Loan Balance Per Student > $25,000 < $25,000

Proven Growth Core FFO Growth Same Community Revenue Growth (1) 10  EdR has produced strong growth that is expected to continue.  Industry leading same-community revenue growth three out four years.  Significant increases in total revenue, NOI and gross assets.  Strong growth in Core FFO per share.  Annual dividend increases of at least 10% over the last two years. (1) Source: respective company’s disclosures. 2013 is midpoint of any disclosed range or last reported leasing progress for fall 2013. $0.47 $0.55 9.3% 17.0% $0.30 $0.40 $0.50 $0.60 $0.70 2012 2013 Mid-point P e r S h a re 4.3% 7.1% 0.9% 3.5% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2010 2011 2012 2013 EdR ACC

Strong External Growth Profile External Growth Profile – Announced Deals 11  Significant growth comes from EdR’s development and acquisition pipeline.  32% of 2013 community NOI is expected to come from new communities.  Currently announced deals will increase gross assets by over 38% by 2015.  Actively working additional development opportunities for 2015 and beyond. - 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 16% 17% 5% G ro s s A s s ets ( '000 ) 2015 Deliveries 2014 Deliveries 2013 Deliveries Current

Balance Sheet Positioned for Growth Conservative Capital Structure (1) Debt Maturities as of March 31, 2013 Conservative Capitalization Prudent Financing Strategy (1) All data is as of June 30, 2013 per the company’s 2Q13 financial supplemental except for footnote 2. (2) Most recently announced quarterly dividend annualized. Based on stock price of $10.23 as of June 28, 2013.  Conservative Leverage Levels  Debt to Gross Assets: 34.3%  Net Debt to Enterprise Value: 31.0% (2)  Net Debt to Adjusted EBITDA: 7.2x, (5.2x excluding nonproducing construction debt)  Strong Coverage Levels  Interest Coverage Ratio: 4.6x  Well-staggered debt maturities  $375 million unsecured Credit Facility expandable to $500 million  Attractive and well covered dividend (2)  Dividend Yield: 4.3% 12 69% 18% 7% 6% Equity Mortgage Debt Construction Debt Revolving Credit Facility

Strengthened Balance Sheet Interest Coverage Debt to Gross Assets Source: Company disclosures. Unencumbered Assets (% of Gross Assets) Net Debt to Enterprise Value 13 41.5% 31.3% 31.7% 34.3% 20.0% 27.5% 35.0% 42.5% 50.0% 4Q10 4Q11 4Q12 2Q13 2.2x 2.7x 4.2x 4.6x 1.00x 2.00x 3.00x 4.00x 5.00x 4Q10 4Q11 4Q12 2Q13 43.9% 22.9% 27.4% 31.0% 10.0% 22.5% 35.0% 47.5% 60.0% 4Q10 4Q11 4Q12 2Q13 23.6% 43.6% 50.3% 49.4% 0.0% 15.0% 30.0% 45.0% 60.0% 4Q10 4Q11 4Q12 2Q13

 Leading Student Housing Company  Strong and Consistent Fall 2013 Preleasing  Positive Supply and Demand Dynamics  Strong Company Growth Profile  High Quality Owned Portfolio  Significant Competitive Advantages  Substantial External Growth Opportunities  Balance Sheet Positioned for Growth Investment Highlights GrandMarc at The Corner, University of Virginia 14

Forward Looking Statements This presentation includes certain statements, estimates and projections provided by EdR’s management with respect to the anticipated future performance of EdR, including “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EdR’s management concerning anticipated results and have been included solely for illustrative purposes. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control. Such factors include the risk factors discussed in the Company’s registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2012, and quarterly report on Form 10-Q for the period ended June 30, 2013, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events. 15